                                                                  EXHIBIT 23(c)

                          CONSENT OF TERRY E. TREXLER

    The undersigned hereby consents, pursuant to Rule 438 of the Securities Act of 1933, as amended, to the reference to him under the caption "THE MERGER -- Interests of Certain Persons" in the Proxy Statement and Prospectus, which is part of this Registration Statement on Form S-4 of Citi-Bancshares, Inc.



                                                                TERRY E. TREXLER
Ocala, Florida
December 27, 1995